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                                   EXHIBIT 10

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                 REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

     THESE SECURITIES (INCLUDING SHARES ISSUABLE UPON CONVERSION OF SUCH SECURITIES) HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S)
UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OF SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Regulation S Securities Subscription Agreement (the "Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and subscription by the undersigned for two 3 7/8% Convertible Subordinated Debentures the first due , 2002 and the second due , 2002 (forty five days thereafter) (the "Debentures") of Krantor Corporation, a Delaware corporation (the "Company"). The Company is offering and the undersigned Subscriber has agreed to accept as investment an aggregate amount of $150,000 principal amount of the Debentures in this offering (the "Offering") in denominations of $75,000 each at face value. The terms and conditions of the Debentures, including the terms upon which the Debentures may be converted into Common Stock of the Company, shall be as set forth in the forms of the two Debentures in the forms annexed hereto as Exhibit A. The solicitation of this Subscription and, if accepted by the Company, the offer and sale of Debentures, are being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933, as amended (the "Act"). The Debentures and the shares of Common Stock issuable upon conversion thereof are sometimes referred to herein as the "Securities." The Subscriber wishes to subscribe for principal amount of the Debentures set forth on the signature page hereof in accordance with the terms and conditions of the form of Debentures and this Agreement. It is agreed as follows:

1.  OFFER TO SUBSCRIBE: PURCHASE PRICE

     Subject to the terms and conditions of this Agreement (including the company's acceptance, as provided below), by his, her or its execution and delivery of this Agreement, the Subscriber hereby irrevocably offers to purchase and subscribe for the principal amount of the Debentures set forth on the signature page hereof, at fact value. The Company, in its sole discretion, may accept such offer by executing and delivering this Agreement in which event this Agreement shall be binding upon the Company and the Subscriber. Concurrently with its delivery of this Agreement to the Company, Subscriber shall deliver full payment (the "Subscription Funds") for the first Debenture with payment on the second Debenture to follow within 45 days to the Company. Such payment shall be by wire transfer or certified check payable to the Escrow Account of the Company established for such purpose as further described in Section 2.13 of this Agreement. The Escrow Agent (as defined in Section 2.13) shall notify the Company of such deposit within 2 days of the subscription funds clearing in the Escrow Account. Promptly following the Company's acceptance of this subscription and the payment the Company shall deliver certificates representing the Debenture subscribed and paid for to the Subscriber.

2. REPRESENTATIONS; COVENANTS; ACCESS TO INFORMATION; INDEPENDENT INFORMATION; INDEPENDENT INVESTIGATION

2.1 OFFSHORE TRANSACTION. The Subscriber represents and warrants to the Company that (i) the Subscriber is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S (a copy of which definition is attached as Exhibit B) and the Subscriber was not formed by a "U.S. person" for the purpose of investing in securities not registered under the Act; (ii) the Securities were not offered to the Subscriber in the United States and at the time of execution of this Subscription Agreement and of any offer to the Subscriber to purchase the Securities hereunder, the Subscriber was physically outside the United States;
(iii) the Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any buyer in the United States; (iv) the Subscriber and to the best knowledge of the Subscriber each distributor, if any, participating in the offering of the Securities, has agreed and the Subscriber hereby agrees that all offers, sales, pledges, assignments, or other dispositions of the Securities prior to the expiration of a period commencing on the Closing of last sale of Debentures in the Offering and ending forty days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Subscriber has not been engaged as a distributor or dealer in the U.S. with respect to this transaction. All offers and sales by Subscriber during the Restricted Period will be made only in accordance with Rules 903 or 904 of Regulation S, or pursuant to a registration under the Act or an exemption therefrom. The Subscriber is a bona fide resident of or organization domiciled outside of the United States.

2.2 INDEPENDENT INVESTIGATION. In making its investment decision to purchase the Securities, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person other than as set forth in this Agreement, public filings of the Company or press releases. The Subscriber has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. The undersigned Subscriber meets the criteria of an "accredited investor" as defined in Rule 501 of Regulation D (see Exhibit C).

2.3 ECONOMIC RISK. The Subscriber understands and acknowledges that an investment in the Securities involves a high degree of risk, including a possible total loss of investment. The Subscriber represents that the Subscriber is able to bear the economic risk of an investment in the Securities. In making this statement the Subscriber hereby represents and warrants that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies; the Subscriber is able to afford to hold the Securities for an indefinite period and the Subscriber further represents that the Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Securities to be received by the Subscriber. Further, the Subscriber represents that the Subscriber is able to bear the economic risks of an investment in the Securities; the Subscriber has no present need for liquidity in such Securities; the Subscriber can afford a complete loss of such investment in the Securities; and the Subscriber is willing to accept such investment risks.

2.4 NO GOVERNMENT RECOMMENDATION OR APPROVAL. The Subscriber understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.

2.5 NO DIRECTED SELLING EFFORTS IN REGARD TO THIS TRANSACTION. To the best of the knowledge of the Subscriber and Company neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conduced any "directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Securities.

2.6 RELIANCE ON REPRESENTATION. This Agreement is made by the Company with the Subscriber in reliance upon the Subscriber's representations and covenants made in this Section 2, which by his execution of this Agreement the Subscriber hereby confirms. If the Subscriber includes or consists of more than one person or entity, the obligations of the Subscriber shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person or entity and their respective heirs, executors, administrators, successors and assigns.

2.7 NO REGISTRATION. Subscriber understands that the offer and sale of the Debentures and the Common Shares issuable upon the conversion of the Debentures have not been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based primarily upon the representations of subscriber contained herein and, therefore, cannot be resold, pledged, assigned or otherwise disposed of to any "U.S. Person" (as defined in Rule 902(o) of Regulation S) or in the United States during the Restricted Period and, thereafter, only if such transaction is registered under the Act or pursuant to an applicable exemption from registration.

2.8 INVESTMENT INTENT. Subscriber is acquiring the Debentures to be issued and sold hereunder (and the Common Shares (the "Common Shares") issuable upon the conversion of the Debentures) for his or its own account (or a trust account if such Subscriber is a trustee) for investment and not as a nominee and not with a view to the distribution thereof. Subscriber understands that Subscriber must bear the economic risk of this investment indefinitely unless sale of such Securities is registered pursuant to the Act, or an exemption from such registration is available, and that the Company has no present intention of registering any such sale of the Securities. Subscriber represents and warrants to the Company that it intends to hold the Securities indefinitely, and that Subscriber has no present plan or intention to sell the Securities in the United States at any predetermined time, and has made no predetermined arrangements to sell the Securities. Subscriber covenants that neither Subscriber nor its affiliates nor any person acting on its or their behalf has the intention of entering, or will enter during the Restricted Period, into any put option, short position or other similar instrument or position with respect to the Common Shares or securities of the same Class as the Common Shares and neither Subscriber nor any of its affiliates nor any person acting on its or their behalf will use at any time Common Shares acquired pursuant to this Agreement to settle any put option, or short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement.

2.9 NO SALE IN VIOLATION OF THE ACT. Subscriber further covenants that he or she will not make any sale, transfer or other disposition of the Debentures or the Common Shares in violation of the Act (including Regulation S), the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder or any other applicable law.

2.10 AUTHORITY. Subscriber has the full power and authority to execute, deliver and perform this Agreement. This Agreement, when executed and delivered by Subscriber, and accepted by the Company, will constitute a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms.

2.11 NO RELIANCE ON TAX ADVICE. Subscriber has reviewed with his, her to its own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

2.12 NO LEGAL ADVICE FROM COMPANY. Subscriber acknowledges that he or she has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or her own legal counsel. Subscriber is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement, except for the representations, warranties and covenants set forth herein and in the opinion provided for in paragraph 6.3 herein.

2.13 ESCROW. Subscriber acknowledges that the Subscription Funds shall be delivered to an Escrow Account maintained by Randall J. Perry, Esq. (the "Escrow Agent") attorney for the Company and shall be made payable to "Randall J. Perry, Esq., for Krantor Corporation" mailing address: 159 Park Avenue, Rutherford, New Jersey 07070, ABA Routing No. 021202162, Account No. 4009012154. Subscriber further acknowledges that the Escrow Account is non-interest bearing and is FDIC insured to a maximum of $100,000. Further, all parties to this Agreement acknowledge and agree that the Escrow Agent is acting strictly in a ministerial capacity and is allowed to rely, in its sole discretion, on what is believes to be the genuineness of all signatures on any pertinent documents it receives in connection with the Escrow Account but that said Escrow Agent does not and is not required to guaranty collection on any funds received or to be received in the Escrow Account. If there is any question or concern raised regarding any aspect of the Escrow Account which Escrow Agent is not satisfied has been resolved between the parties hereto, said Escrow Agent need not accept and/or release funds into or from the Escrow Account until he is satisfied the question or concern has been resolved, and he may resign at any time for any reason and deposit the funds in the Escrow Account with a court of competent jurisdiction. Escrow Agent shall not be held liable for actions taken within his reasonable discretion regarding the Escrow Account as long as such actions are within the parameters of the purposes of which the Escrow Account has been established, and all parties hereto shall be jointly and severally responsible to pay or reimburse Escrow Agent for any and all expenses of or related to the Escrow Account, including but not limited to reasonable fee to the Escrow Agent not to exceed 1% of the funds on deposit, which expenses may be withdrawn from the Escrow Account before payment of such funds to the Company.

2.14 INDEMNIFICATION. The Subscriber shall indemnify, defend and hold harmless the Company, and its employees, agents, officers, directors and affiliates from and against all claims, damages, losses, liabilities, costs and expenses arising from or in connection with any breach or alleged breach of any representation, warranty, acknowledgement or covenant of the Subscriber contained in this Agreement or in any other document, instrument or certificate now or hereafter delivered by the Subscriber to the Company.

3.  RESALES

         Subscriber acknowledges and agrees that the Securities may and will only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act.

4.  LEGENDS; SUBSEQUENT TRANSFER OF SECURITIES

4.1 LEGENDS. The certificates representing the Securities shall bear the first legend set forth on the first page of this Agreement and any other legend, if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law. Assuming that there are no changes in the applicable laws from the date hereof until the date of conversion, the Common Shares which may be acquired upon the conversion of the Debentures after the Restricted Period shall not bear a restrictive legend.

4.2 TRANSFERS. The Subscriber acknowledges and agrees that the Securities may not be transferred to any U.S. Person or entity if such transfer occurs within the restricted Period and thereafter only if registered or if an exemption from registration than exists under the Act and any applicable state statutes or statutes of other applicable jurisdictions.

4.3  REGISTRATION.

REGISTRATION RIGHTS

     (1) REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, in a registration statement covering the sale of registrable securities, the Company will: (a) promptly give to each holder of any of the Debentures (the "Holder") written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and (b) include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all the securities into which the Debentures, or any of them, may be converted (the "Registrable Securities") specified in a written request or requests, made within thirty days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subparagraph (2) below.

     (2) UNDERWRITING. The right of any Holder to registration pursuant to this agreement shall be conditioned upon such Holder's participation in the underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this paragraph, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting; provided, however, that with respect to such registration the underwriter may not limit the amount of Registrable Securities included in such registration and underwriting to less than an amount equal to 20 percent of the amount of all of the Company's securities included within such registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such registration held by such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall, unless the Holder requests otherwise, be included in such registration but shall not be transferred in a public distribution prior to ninety days after the effective date of the registration statement relating thereto or under such other restrictions which shall reasonably be requested by the underwriter and/or the Company.

     (3) EXPENSES OF REGISTRATION. All expenses incurred in connection with any registration, qualification or compliance in furtherance of registration rights provided in this Agreement, including without limitation, all registration, filing, and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company; provided however:

     (1) The Company shall not be required to pay for expenses of any registration the request for which has been subsequently withdrawn by the Holders, in which case, such expenses shall be borne by the Holders requesting such withdrawal;

     (2) The Company shall not be required to pay fees of legal counsel of Holder, or underwriters' fees, discounts, or commissions relating to Registrable Securities.

     (4) REGISTRATION PROCEDURES. In the case of each registration, qualification, or compliance effected by the Company as provided herein, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

     (1) Keep such registration, qualification or compliance effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

     (2) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

     (5) INDEMNIFICATION. The Company will indemnify each Holder of Registrable Securities, each of the Holder's officers and directors, and each person controlling such Holder, with respect to such registration, qualification, or compliance effected pursuant to this paragraph, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages, and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of the Holder's officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defining any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

     (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of such Holder's officers and directors and each person controlling such Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein.

     (c) Each party entitled to indemnification under this paragraph (the Indemnified Party) shall give notice to the party required to provide indemnification (the Indemnifying Party) promptly after such indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this paragraph. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(6) INFORMATION BY HOLDER

     The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such written information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this paragraph.

(7) TRANSFER OF REGISTRATION RIGHTS

     The Rights to cause the Company to register your securities granted to you by the Company under this Agreement may be assigned by you to a transferee or assignee of any of your Registrable Securities, provided, that the Company is given written notice by you at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

4.4 MECHANICS OF CONVERSION. In order to convert Debentures into full shares of Common Stock, the Holder shall (i) fax a copy of the fully executed notice of conversion in the form attached hereto ("Notice of Conversion") to the Company at the office of the Company and of its designated Transfer Agent for the Common Shares that the Holder elects to convert the same, which notice shall specify the principal amount of the Debentures to be converted, the applicable conversion price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the first page of each certificate to be converted) prior to Midnight, New York City time (the "Conversion Notice Deadline") on the date of conversion specified on the Notice of Conversion and (ii) surrender the original certificates representing the Debentures being converted (the "Debenture Certificates"), duly endorsed, along with a copy of the Notice of Conversion (together with the Debenture Certificates, the "Conversion Documents") no later than Midnight, New York city time the next business day, to a common courier for either overnight or 2-day delivery to the office of the Company or the Transfer Agent for the Debentures. The Company shall cause to be issued and delivered within five (5) business days after delivery to the Company of the facsimile copies of such Notice of Conversion and such Debenture Certificates to such Holder at the address of the Holder on the books of the Company or such other address as may be specified by such Holder), a certificate or certificates for the number of shares of Common Stock issuable upon such conversion; provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock unless either the original Debenture Certificates have been received by the Company or its Transfer Agent, or the Holder notifies the Company or its Transfer Agent, or the Holder delivers to the Company an affidavit and indemnification to the effect that such certificates have been lost, stolen or destroyed, together with an appropriate indemnity bond.

(b) As set forth in this Agreement, the Transfer Agent or the Company (as applicable) shall, no later than 6:00 P.M. (New York City time) on the fifth business day (the "Deadline") after receipt by the Company or its Transfer Agent of a notice of conversion and a facsimile copy of the Debenture and this Agreement, provided the Company or Transfer Agent has received the Conversion Documents, issue a certificate for the number of shares of Common Stock to which the Holder of the Debenture shall be entitled as aforesaid and surrender such original Common Stock certificates to a common courier for overnight delivery to the Holder at the address of the Holder on the books of the Company.

5.  REPRESENTATIONS AND WARRANTIES OF COMPANY

Company represents and warrants to Subscriber as follows:

5.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports referred to in Section 5.5 below.

5.2 CORPORATE CONDITION. The Company's condition is as described in the Company's reports filed pursuant to the Exchange Act and provided to Subscriber specified in Section 5.5 below. There have been no material adverse changes in the Company's financial condition or business since the date of those reports which have not been disclosed to Subscriber in writing.

5.3 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Debentures being sold hereunder and the Common Shares issuable upon the conversion thereof have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

5.4 VALID ISSUANCE OF SHARES. The Common Shares issuable upon the conversion of the Debentures when issued in accordance with the terms thereof, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber and any transferee of the Securities, will be issued in compliance with all applicable U.S. federal and state securities laws.

5.5 CURRENT PUBLIC INFORMATION. The Company represents and warrants to the Subscriber that the Company is a "reporting issuer' as defined in Rule 902(1) of Regulation S and it has a class of securities registered under Section 12(b) or 12 (g) of the Exchange Act or is required to file reports pursuant to Section 15(d) of the Exchange Act, and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). The Subscriber has obtained copies of the Company's Form 10-K Annual Report for the year ended December 31, 1995, the Form 10-Q Reports for the quarterly periods ended from then through September 30, 1996 and press releases.

5.6 NO U.S. OFFERING. The Company represents that it has not offered the Securities to the Subscriber in the U.S. or, to the best knowledge of the Company, to any person in the United States or any U.S. person.

5.7 NO DEFAULT. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound, and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or the Debentures, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or By-Laws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties.

5.8 SEC FILINGS. None of the SEC Filings with the Securities and Exchange Commission since January 1, 1995 contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading. The Company has since January 1, 1995 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

5.9 NON-CONTRAVENTION. The execution and delivery of this Agreement and the consummation of the issuance of the Debentures, the transactions contemplated by this Agreement and the Debentures do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States, of any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

6.  COVENANTS OF COMPANY

6.1 ACCOUNTANTS. The Company shall, until at least December 31, 1997, maintain as its independent auditors an accounting firm that is authorized to practice before the SEC.

6.2 CORPORATE EXISTENCE AND TAXES. The Company shall, until at least December 31, 1997, maintain its corporate existence in good standing, and shall pay all its taxes when due except for taxes which the Company disputes.

6.3 OPINION OF COUNSEL. Subscriber shall, upon purchase of the Debentures, receive an opinion letter from counsel to the Company, to the effect that (i) the Company is duly incorporated and validly existing; and (ii) this Agreement, the issuance of the Debentures, and the issuance of Common Stock upon conversion of the Debentures have been duly approved by all required corporate action, and that all such securities, upon delivery, shall be validly issued and outstanding, fully paid and nonassessable.

6.4 OTHER PRIVATE OFFERINGS. The Company covenants not to conduct any other Regulation D or Regulation S or similar private exempt securities offerings for 180 days from the date of this Agreement, except if such is made to the Subscriber and/or its affiliates or with their written approval.

7.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A., applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in either a federal or state court sitting in the State of New York, U.S.A.

8.  ENTIRE AGREEMENT; AMENDMENTS

     This Agreement, the form of Debenture, and the other documents delivered pursuant hereto constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9.  NOTICES, ETC.

     Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

10.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall be enforceable against he parties actually executing such counterparts, and all of which together shall constitute one instrument.

11.  SEVERABILITY

     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

12.  TITLES AND SUBTITLES

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

13.  EXACT REGISTERED NAME OF SECURITY HOLDER

     Subscriber agrees to provide Company with the exact name it wishes the securities to be registered by providing that information on the accompanying signature page of this Subscription Agreement. Additionally, Subscriber also agrees to provide Company with detailed delivery instructions.

14.  SUBSCRIBER TO FORWARD ORIGINAL SIGNED SUBSCRIPTION AGREEMENT

     Subscriber agrees to courier to Company his, her or its original inked signed Subscription Agreement within 2 days of faxing said agreement.

                               KRANTOR CORPORATION

     The undersigned hereby subscribes for $ 75,000 principal amount of the Debentures, and agrees to pay herewith funds in the amount of seventy five thousand U.S. Dollars ($75,000 U.S.).

     The undersigned acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.

Dated this 20th day of March, 1997.

/s/ Bernard Muller                          DELIVERY INSTRUCTIONS:
------------------                          ----------------------
Signature)

                                             Please print offshore address to
Bernard Muller                               which you want your security
--------------                               delivered
Name: Please Print

President                                    ATTN:
---------                                    -----
Title/Representative Capacity                Name of Addressee

CYGNI, S.A.                                  c/o Soreq Inc.
-----------                                  --------------
Name of Company You Represent                Street Address


Zug, Switzerland                             44 Alexandra Wood
----------------                             -----------------
Place of Execution                           Street Address


                                             Toronto, Ontario, Canada
                                             ------------------------
                                             City/Providence;Offshore Country
REGISTERED HOLDER:
------------------
                                             M3K1Z3
                                             ------
                                             Offshore Postal Code
CYGNI S.A.
----------
EXACT NAME YOU WANT THE
SECURITY TO BE REGISTERED                    416 630 9130
                                             ------------
                                             Phone Number (For Federal Express)
Please Print Exact Registered Name

THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON March 20, 1997.


                               KRANTOR CORPORATION

                               By: /s/ Mitchell Gerstein
                               -------------------------

                               Print Name: Mitchell Gerstein
                               -----------------------------

                               Title: Secretary
                               ----------------

THE SECURITIES REPRESENTED BY THIS DEBENTURE CERTIFICATE AND THOSE ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                               KRANTOR CORPORATION

              3-7/8% SUBORDINATED CONVERTIBLE DEBENTURE DUE , 2002

Number: ____________________

Amount:   $75,000.00

Original Issue Date:                 , 1997          Address: c/o RTH LTD.
                     ------------------------                 ------------
                                                              Baarerstrasse 73
                                                              CH-6302
Registered Holder(s):   CYGNI S.A.                            Zug, Switzerland
                        (name)


                        (name)

     KRANTOR CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay the registered holder hereof (the "Holder") the principal sum of $75,000.00 on , 2002, in such coin or currency of the United States of America as at the time of payment shall be the legal tender for the payment of public and private debts, and to pay interest, less any amounts required by law to be deducted or withheld, computed on the basis of a 365 day year, on the unpaid principal balance hereof from the date hereof (the "Original Issue Date"), at the rate of 3-7/8% per year, annually commencing , 1997, until such principal sum shall have become due and payable, and to pay interest at the rate of 8-7/8% per year or the maximum legal rate allowed by law, whichever is lower, on any overdue principal and (to the extent permitted by applicable law) on any overdue interest, from the due date thereof until the obligation of the Company with respect to the payment thereof shall be discharged.

     By acceptance and purchase of this Debenture, the registered holder hereof agrees with the Company that the Debenture shall be subject to the following terms and conditions:

     1. AUTHORIZATION OF DEBENTURES. The Company has authorized the issue and sale of this Debenture as one of two similar debentures, the second (hereinafter the "Second Debenture") being for an identical amount of debt and with identical terms on repayment except for the dates of the Second Debenture and repayment thereof, and this debenture and the provisions, arrangements and obligations included and related thereto are conditioned upon the parties hereto executing and complying with the terms of the Second Debenture.

     2. RESTRICTIONS ON TRANSFER. Neither the Debenture nor any part thereof, nor any Common Stock (defined in Section 4.4 below) into which it is convertible, shall be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of, and the Company shall not be required to register any such disposition, unless and until:

     2.1 The Company shall have received (i) written notice of the contemplated disposition, setting forth all of the circumstances and details thereof, and
(ii) an opinion of the counsel, in the form and substance satisfactory to the Company and its counsel, stating that the contemplated disposition is exempt from the registration and prospectus requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") under the Act and of any applicable state or foreign securities act; or

     2.2 The Debenture or shares of Common Stock, as the case might be, are disposed of pursuant to and in strict accordance with a registration statement which has been filed under the Act with the SEC and a similar registration statement filed with any state securities administrators having jurisdiction.

     The Company has placed a restrictive legend on this certificate for the Debenture and may place such a legend on any future certificates for the Debenture and on the certificates for shares of Common Stock issued upon conversion thereof reflecting the requirements of this Section.

         3.  CURRENT MARKET PRICE.

     3.1 For purposes of this Debenture, "Current Market Price" of the Common Stock means:

     (a) If traded on a securities exchange, the closing price of the common stock on such exchange;

     (b) If traded over the counter, the high closing bid price; or

     (c) In all other events, the market price determined by the Board of Directors of the Company in good faith.

         4.  PREPAYMENT OF DEBENTURE.

     4.1 OPTIONAL PREPAYMENT OF DEBENTURE. The Company may not prepay the Debenture, except that,

     (a) on or after , the Company may prepay all or any portion of the Debenture by prepayment of all or a portion of the principal amount outstanding plus any accrued interest and a premium of 10% of the principal amount prepaid;

     (b) on or after , provided the Current Market Price of the Company's Common Stock equals or exceeds 150% of the Conversion Price (defined below) for ten consecutive trading days prior to such call, the Company may call the Debenture for conversion into shares of Common Stock at the Conversion Price in effect on the day preceding such call; and

     (c) in the event that a registered holder surrenders all or any part of the principal of the Debenture for conversion in the manner set forth in Paragraph 5.1 below and the average per share high closing bid price of the Company's Common Stock for any ten (10) consecutive trading days immediately before the Conversion Date is less than $.60, the Company, at its election, may redeem, in lieu of such conversion, any or all of the principal so surrendered at a price equal to 115% of the principal redeemed, plus any and all amounts of accrued and unpaid interest with respect to such principal amount to the date of the final payment.

     4.2 NOTICE AND APPLICATION OF PREPAYMENT. In the case of each prepayment of the Debenture, notice thereof shall be given at least five days prior to the date fixed in such notice for such prepayment or call (the date fixed for such prepayment is referred to herein as the "Redemption Date"). Upon such notice of any prepayment being so given there shall become due and payable, at the principal office of the Company on the Redemption Date, the prepayment price (including the premium described in Section 4.1 above) together with interest accrued and unpaid on the principal amount of the Debenture so prepaid to, but not including, the Redemption Date or the number of shares of Common Stock into which the Debentures are converted, as the case may be. Unless the Company shall fail to pay such prepayment price on the Redemption Date, interest on the principal amount of the Debenture shall cease to accrue from and after that date.

     In the case of any prepayment of less than the entire unpaid principal amount of all outstanding Debentures, the amount to be prepaid shall be applied pro rata to all outstanding Debentures according to the respective unpaid principal amounts thereof.

     4.3 EVIDENCE OF PREPAYMENTS. Upon any partial prepayment of the Debenture, the Holder thereof shall surrender the same to the Company at its principal office, in exchange, without cost to such Holder, for one or more new Debentures in aggregate principal amount equal to the principal amount remaining unpaid on the Debenture or Debentures surrendered and otherwise having the same terms and provisions as the Debenture or Debentures surrendered.

     4.4 CONVERSION. Any or all Debentures chosen for prepayment pursuant to paragraphs 4.1(a) or (b) above shall nevertheless, at any time prior to 5:00 p.m., New York time on the Redemption Date, be convertible into Common Stock of the Company, par $.001 per share ("Common Stock"), pursuant to the provisions of
Section 5 hereof. Any and all Debentures chosen for prepayment pursuant to paragraph 4(c) shall cease to be convertible as of the date of the Company's notice.

         5.  CONVERSION OF DEBENTURE.

                  5.1 CONVERSION OF DEBENTURE.

     (a) Subject to the Company's rights to redeem the Debenture set forth in paragraph 4.1(c) above any Holder of the Debenture may, at his, her or its option, at any time and from time to time on or after the 41st day following the Original Issue Date set forth above, convert such Debenture into the Company's Common Stock at the rate, expressed in principal amount of Debenture per share of Common Stock, determined pursuant to the formula set forth in paragraph (b) of this Section 5.1 subject to adjustment in certain events as hereinafter set forth (the "Conversion Price").

     (b) The Conversion Price shall be the lower of:

     (i) .75 times the Current Market Price on the Original Issuance Date; or

     (ii) 0.70 times the average Current Market Price on the five trading days preceding the date of conversion.

     5.2 EXERCISE OF CONVERSION PRIVILEGE. In order to exercise conversion privilege, the Holder shall surrender such Debenture, together with the Notice of Conversion annexed hereto as Exhibit 1 appropriately endorsed to the Company at its principal office, accompanied by written notice to the Company (a) stating that the Holder elects to convert the Debenture or a portion thereof, and if a portion, the amount of such portion in multiples of $1,000 in principal amount, and (b) setting forth the name or names (with address) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. Provided the Debenture is received properly endorsed promptly by the Company, the date of conversion of such Debenture shall be deemed to be the date of receipt of Notice of Conversion, even if the Company's stock transfer books are at that time closed, and the converting Holder shall be deemed to have become, on the date of conversion, the record holder of the shares of Common Stock deliverable upon such conversion.

     As soon as reasonably possible after the date of conversion, the Company shall issue and deliver to such converting Holder a certificate or certificates for the number of shares of Common Stock due on such conversion. Reference is made to Section 5 of the Regulation S Securities Subscription Agreement between the Company and the Holder which is incorporated herein by reference. No adjustments in respect of interest or cash dividends shall be made upon the conversion of any Debenture or Debentures.

     Upon conversion of the Debenture in part, the Company shall execute and deliver to the Holder thereof, at the expense of the Company, a new Debenture, in aggregate principal amount equal to the unconverted portion of such Debenture, such new Debenture shall have the same terms and provisions other than the principal amount as the Debenture or Debentures surrendered for conversion.

     5.3 DURATION OF CONVERSION PRIVILEGE. The right to subscribe for and purchase shares of Common Stock pursuant to the conversion privilege granted herein shall commence on the Original Issue Date and shall expire at 5:00 p.m., New York time on . In case the Company shall have given notice of its election to prepay, pursuant to Section 4 hereof, all or any portion of the principal of any Debenture or Debentures, and the Company does not default in such prepayment, then in respect of such Debenture or Debentures or portion thereof, the rights to subscribe for and purchase shares of Common Stock pursuant to the conversion privilege granted herein shall expire at 5:00 p.m., New York time on the Redemption Date.

     5.4 STOCK FULLY PAID. The Company covenants and agrees that all shares which may be issued upon the exercise of the conversion privilege granted herein will, upon issuance in accordance with the terms hereof, be fully paid, nonassessable, and free from all taxes, liens and charges (except for taxes, if any, upon the income of the Holder) with respect to the issue thereof, and that the issuance thereof shall not give rise to any preemptive rights on the part of the stockholders.

     5.5  ANTIDILUTION  PROVISIONS.   The  following  provisions  apply  to  the
Debenture:

     (a) In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) make a distribution on its Common Stock in shares of its capital stock other than Common Stock, or (v) issue by reclassification of its Common Stock other securities of the Company, the conversion privilege of the Debenture and the Conversion Price then in effect immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of shares of Common Stock and other securities of the Company which it would have owned or would have been entitled to receive after the happening of any of the events described above, had the Debenture been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     (b) In case the Company shall issue rights, options, warrants or convertible securities to all holders of its Common Stock, without any charge to such holders, entitling them to subscribe for or to purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current Conversion Price, the Conversion Price thereafter shall be determined by multiplying the then current conversion Price by a fraction (but in no event greater than 1), of which the denominator shall be (i) the number of shares of the common stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus (ii) the number of additional shares of Common Stock offered for subscription or purchase, and of which the numerator shall be (x) the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus (y) the number of shares which the aggregate offering price of the total number of shares offered would convert at the higher of the then Current Market Price, or then current Conversion Price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactively after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible securities.

     (c) In case the Company shall distribute to all holders of its shares of Common Stock (i) debt securities or other evidences of its indebtedness which are not convertible into Common Stock or (ii) assets (excluding cash dividends or distributions out of earnings), then the Conversion Price shall be determined by dividing the then current Conversion Price by a fraction, of which the numerator shall be the higher of the then Current Market Price, or the Conversion Price on the date of such distribution, and of which the denominator shall be such Current Market Price, or such Conversion Price on such date minus the then fair value of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled or receive such distribution. The fair value of such assets shall be determined in good faith by the Board of Directors of the Company.

     (d) To the extent not covered by paragraphs (b) or (c) hereof, in case the Company shall sell or issue shares of Common stock, or rights, options, warrants or convertible securities containing the right to subscribe for or purchase shares of Common stock, at a price per share (determined, in the case of such rights, options, warrants or convertible securities, by dividing (i) the total amount received or receivable by the Company in consideration of the sale or issuance of such rights, options, warrants or convertible securities, plus the total consideration payable to the Company upon exercise or conversion thereof, by (ii) the total number of shares covered by such rights, options, warrants or convertible securities) lower than the Conversion Price in effect immediately prior to such sale or issuance, then the Conversion Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (I) an amount equal to the Conversion Price multiplied by the sum of (A) the number of shares of Common stock outstanding immediately prior to such sale or issuance plus
     (B) the number of shares which could have been purchased at the Conversion Price with the consideration received by the Company upon such sale or issuance by (II) the total number of shares of Common Stock outstanding immediately after such sale or issuance. For the purposes of such adjustments, the shares of Common Stock, which the holders of any such rights, options, warrants or convertible securities shall be entitled to subscribe for or purchase, shall be deemed issued and outstanding as of the date of such sale or issuance and the consideration received by the Company therefor shall be rights, options, warrants or convertible securities, plus the consideration or premiums stated in such rights, options, warrants or convertible securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell or issue shares of Common Stock, or rights, options, warrants or convertible securities containing the right to subscribe or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share" of shares of Common Stock, any underwriting discounts or commissions shall not be deducted from the price received by the Company for sales of securities registered under the Act.

     (e) No adjustment in the Conversion Price shall be required in the following events:

     (i) If the amount of such adjustment would be less than $.01 per share; provided, however, that any adjustment which by reason of this paragraph 5.5(e)(i) is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment; and

     (ii) The issuance of options under the Company's existing stock option plans, future stock option plans approved by the Company's shareholders, and the issuance of securities underlying such options.

     (f) When the number of shares of Common Stock or the Conversion Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Holder by first class mail, postage prepaid, notice of such adjustment or adjustments and a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of shares of Common Stock and the Conversion Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

     (i) The term "Common Stock" shall mean (A) the class of stock designated as the Common Stock of the Company at the date of this Debenture or (B) any other class of stock resulting from successive changes or reclassification of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 5.5, the Holder shall become entitled to receive any securities upon conversion of the Company other than shares of Common Stock thereafter the number of such other securities and the Conversion Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 5.5.

     (ii) If the Common Stock is traded on a securities exchange or over the counter, the "Current Market Price" for purposes of this section 5.5 shall mean the average of the Current Market Price for the five consecutive trading days immediately prior to the date of the event which necessitates an adjustment to the Conversion Price.

     (h) Upon the expiration of any unexercised rights, options, warrants or conversion privileges, the Conversion Price shall be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the fact that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion rights and (ii) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Conversion Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

     5.6 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section 5.5, no adjustment in respect to any dividends paid shall be made during the term of the Debenture or upon the exercise of the Debenture.

     5.7 PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION CONSOLIDATION, etc. In the case of any consolidation of the Company with or merger of the Company into another corporation or in the case of any sale or conveyance to another corporation of all or substantially all of the property, assets or business of the Company, the Company or such successor or purchasing corporation, as the case may be, shall provide that the Holder shall have the right thereafter upon payment of the Conversion Price in effect immediately prior to such action to purchase upon conversion of the Debenture the kind and amount of shares and other securities and property which the Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the Debenture been converted immediately prior to such action, such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5.7 shall similarly apply to successive consolidations, mergers, sales or conveyances.

     5.8 PAR VALUE OF COMMON STOCK. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Debenture, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

     5.9 STATEMENT ON DEBENTURE CERTIFICATES. Irrespective of any adjustments in the Conversion Price or the number of securities convertible, this Debenture certificate or any certificates hereafter issued may continue to express the same price and number of securities as are stated in this Debenture certificate. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of the Debenture certificate that it may deem appropriate and that does not affect the substance thereof; and any Debenture certificate thereafter issued, whether upon registration or transfer of, or in exchange or substitution for, an outstanding Debenture certificate, may be in the form so changed.

     6. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any subscription hereunder but in lieu of such fractional shares, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Conversion Price then in effect.

     7. SUBORDINATION. Any right of the Holder to payment of principal or interest from the Company shall be subordinated to the claims and rights of the holders of the Senior Debt ("Senior Debt Holders"). " Senior Debt" means the indebtedness of the Company incurred in connection with : (i) all existing and future secured or unsecured institutional financing, including without limitation, financing from banks, savings and loans, mortgage companies, insurance companies, governmental agencies and/or any other institution which is engaged in whole or in part in making loans in the ordinary course of its business, (ii) all future purchase money financing which is secured by an encumbrance against all or any portion of the properties and/or assets of the Company, and (iii) any refinancing of the type of indebtedness referred to in
Section 7 (i), (ii) above. Any payment of principal or interest to the Holder shall be collected, enforced or received by the Holder as trustee for the Senior Debt Holders and paid over to the Senior Debt Holders. The Holder agrees that in the event of any payment of principal or interest by the Company to the Holder by reason of any receivership, insolvency or bankruptcy proceeding, or proceeding for reorganization or readjustment of the Company or its properties, or otherwise, then, in any such event, the Senior Debt Holders shall be preferred in the payment of their claims over the claim of the Holder to payment of principal or interest against the Company or its properties, and the claims of the Senior Debt Holders shall be first paid and satisfied in full before any payment or distribution of any kind or character, whether in cash, property or securities, shall be made to the Holder. Provided, however, that this Section 7 shall not apply to any payment of principal or interest made to the Holder while the Company is solvent and not in default with respect to its Senior Debt.

     8. REPLACEMENT OF DEBENTURE CERTIFICATE. Upon receipt of evidence satisfactory to the Company of the certificate loss, theft, destruction or mutilation of the Debenture certificate and, in the case of any such loss, theft, or destruction, upon delivery of a bond of indemnity satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of the Debenture certificate, the Company will issue a new Debenture certificate, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Debenture Certificate.

     9. COVENANTS OF THE COMPANY. So long as any of the Debentures remain outstanding, the Company shall:

     (a) At all times keep reserved and/or take such action as may be necessary to make certain there is available the total number of shares of Common
     Stock necessary for the conversion of all of the then outstanding Debentures at the then current Conversion Price;

     (b) Not enter into a loan secured by the property and/or assets of the Company or any of its subsidiaries with (i) any director, officer or 5% stockholder of the Company, (ii) any entity in which a director, officer or 5% stockholder has an interest as an officer, director, partner, beneficiary of a trust or is a 5% or more equity holder of such entity, or
     (iii) any parent, spouse, child or grandchild of an officer, director or 5% stockholder of the Company except upon terms no less favorable to the Company than those which could be obtained from an "arms-length" lender; and

     (c) Not redeem, repurchase or otherwise acquire any shares of the common or preferred stock of the Company, if such redemption would result in the Company's net worth falling below Two Million Dollars ($2,000,000) on a pro forma basis.

         10.  REGISTRATION RIGHTS.

     (1) REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, in a registration statement covering the sale of registrable securities, the Company will: (a) promptly give to each holder of any of the Debentures (the "Holder") written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and (b) include in such registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all the securities into which the Debentures, or any of them, may be converted (the "Registrable Securities") specified in a written request or requests, made within thirty days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subparagraph (2) below.

     (2) UNDERWRITING. The right of any Holder to registration pursuant to this agreement shall be conditioned upon such Holder's participation in the underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this paragraph, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting; provided, however, that with respect to such registration the underwriter may not limit the amount of Registrable Securities included in such registration and underwriting to less than an amount equal to 20 percent of the amount of all of the Company's securities included within such registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such registration held by such Holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall, unless the Holder requests otherwise, be included in such registration but shall not be transferred in a public distribution prior to ninety days after the effective date of the registration statement relating thereto or under such other restrictions which shall reasonably be requested by the underwriter and/or the Company.

     (3) EXPENSES OF REGISTRATION. All expenses incurred in connection with any registration, qualification or compliance in furtherance of registration rights provided in this Agreement, including without limitation, all registration, filing, and qualification fees, printing expenses, fees and disbursements of counsel for the Company, and expenses of any special audits incidental to or required by such registration, shall be borne by the Company; provided however:

     (1) The Company shall not be required to pay for expenses of any registration the request for which has been subsequently withdrawn by the Holders, in which case, such expenses shall be borne by the Holders requesting such withdrawal;

     (2) The Company shall not be required to pay fees of legal counsel of Holder, or underwriters' fees, discounts, or commissions relating to Registrable Securities.

     (4) REGISTRATION PROCEDURES. In the case of each registration, qualification, or compliance effected by the Company as provided herein, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

     (1) Keep such registration, qualification or compliance effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

     (2) Furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

     (5) INDEMNIFICATION. The Company will indemnify each Holder of Registrable Securities, each of the Holder's officers and directors, and each person controlling such Holder, with respect to such registration, qualification, or compliance effected pursuant to this paragraph, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages, and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of the Holder's officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defining any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

     (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors and officers who sign such registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of such Holder's officers and directors and each person controlling such Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein.

     (c) Each party entitled to indemnification under this paragraph (the Indemnified Party) shall give notice to the party required to provide indemnification (the Indemnifying Party) promptly after such indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this paragraph. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(6) INFORMATION BY HOLDER

     The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such written information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this paragraph.

(7) TRANSFER OF REGISTRATION RIGHTS

     The Rights to cause the Company to register your securities granted to you by the Company under this Agreement may be assigned by you to a transferee or assignee of any of your Registrable Securities, provided, that the Company is given written notice by you at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

     11. DEFAULT. If any of the following events (herein called "Events of Default") shall occur:

     (a) if the Company shall default in the payment or prepayment of any part of the principal of any of the Debentures after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise, and such default shall continue for more than 30 days; or

     (b) if the Company shall default in the payment of any installment of interest on any of the Debentures for more than 30 days after the same shall become due and payable; or

     (c) if the Company shall make an assignment for the benefit of creditors or shall be unable to pay its debts as they become due; or

     (d) if the Company shall dissolve; terminate its existence; become insolvent on a balance sheet basis; commence a voluntary case under the federal bankruptcy laws or under any other federal or state law relating to insolvency or debtor's relief; permit the entry of a decree or order for relief against the Company in an involuntary case under the federal bankruptcy laws or under any other applicable federal or state law relating to insolvency or debtor's relief; permit the appointment or consent to the appointment of a receiver, trustee, or custodian of the Company or of any of the Company's property; make an assignment for the benefit of creditors; or admit in writing to be failing generally to pay its debts as such debts become due;

     (e) if the Company shall default in the performance of or compliance with any material agreement, condition or term contained in this Debenture or any of the other Debentures and such default shall not have been cured within 30 days after such default,

     (f) any of the representations or warranties made by the Company herein, in the Subscription Agreement, or in any certificate or financial or other statements heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Debenture or the Subscription Agreement shall be false or misleading in any material respect at the time made; or

     (g) any money judgment, writ or warrant of attachment, or similar process not covered by insurance in excess of One Million Dollars ($1,000,000) in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than ten
     (10) days prior to the date of any proposed sale thereunder; or

     (h) the Company shall have its Common Stock delisted from an exchange or over the counter market,

then and in any such event the Holder of this Debenture shall have the option (unless the default shall have theretofore been cured) by written notice to the Company to declare the Debenture to be due and payable, whereupon the Debenture shall forthwith mature and become due and payable, at the applicable prepayment price on the date of such notice, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, anything contained in this Debenture to the contrary notwithstanding. Upon the occurrence of an Event of Default, the Company shall promptly notify the Holder of this Debenture in writing setting out the nature of the default in reasonable detail.

     12. REMEDIES ON DEFAULT; NOTICE TO OTHER HOLDERS. In case any one or more of the Events of Default shall occur, the Holder may proceed to protect and enforce his or her rights by a suit in equity, action at law or other appropriate proceeding, whether, to the extent permitted by law, for the specific performance of any agreement of the Company contained herein or in aid of the exercise of any power granted hereby. If any Holder of one or more of the Debentures provided for or referenced herein shall declare the same due and payable or take any other action against the Company in respect of an Event of Default, the Company will forthwith give written notice to the Holder of this Debenture, specifying such action and the nature of the default alleged.

     13. AMENDMENTS. With the consent of the Holders of more than 50% in aggregate principal amount of the Debentures provided for or referenced herein at the time outstanding, the Company, when authorized by a resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Debenture or of any supplemental agreement or modifying in any manner the rights and obligations of the holders of Debentures or Common Stock issued upon conversion of the Debentures, and of the Company, provided, however, that no such supplemental agreement shall (a) extend the fixed maturity of any Debenture, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or alter or impair the right to convert the same into Common Stock at the rates and upon the terms provided in this Debenture, without the consent of the Holder of each of the Debentures so affected, or (b) reduce the aforesaid percentage of Debentures, the Holders of which are required to consent to any supplemental agreement, without the consent of the Holders of all debentures then outstanding; provided however that the Board of Directors of the Company may decrease the conversion Price or otherwise increase the amount of shares of Common stock of the Company into which such debenture may be converted.

     14. CHANGES, WAIVERS, ETC. Neither this Debenture nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in Section 12 of this Debenture.

     15. ENTIRE AGREEMENT. This Debenture embodies the entire agreement and understanding between the Holder and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

     16. GOVERNING LAW, JURISDICTION, ETC. It is the intention of the parties that the laws of the State of New York shall govern the validity of this Debenture, the construction of its terms and the interpretation of the rights and duties of the parties. Any legal action or proceeding with respect to this Debenture may be brought in the courts of the State of New York or of the United States of America for the Southern or Eastern District of New York, and by execution and delivery of this Debenture, each of the Company and all Holders hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the Holder and the Company hereby knowingly, voluntarily, intentionally and irrevocably waives, in connection with any such action or proceeding: (i) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and
(ii) to the maximum extent not prohibited by law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Debenture.

                                                   KRANTOR CORPORATION
[Corporate Seal]

                                                   By_________________________
                                                      Mair Faibish, Vice Pres.
ATTEST:

By____________________________________
                           , Secretary

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)


     The undersigned hereby irrevocably elects to convert $ of the above Debenture No. into shares of the Common Stock of KRANTOR CORPORATION (the "Company") according to the conditions set forth in such Debenture, as of the date written below.

     The undersigned represents that is it not a U.S. Person as defined in Regulation S promulgated under the Securities Act of 1933, as amended, and is not converting the Debenture on behalf of any U.S. Person. The undersigned also restates all representations and warranties made in Section 2 of the subscription Agreement between the Company and the original holder hereof.


                                                  ____________________________
                                                  Date of Conversion *



                                                  ____________________________
                                                  Applicable Conversion Price



                                                  ____________________________
                                                  Signature



                                                  ____________________________
                                                  Name



                                                  ____________________________
                                                  Address

                                                  ____________________________


*The original Debenture and this Notice of Conversion must be received by the Company within five business days following the date of Conversion.

                           CATEGORIES OF U.S. PERSONS

1.  Any natural person resident in the United States;

2. Any partnership or corporation organized or incorporated under the laws of the United States;

3.  Any estate of which any executor or administrator is a U.S. person;

4.  Any trust of which any trustee is a U.S. person;

5.  Any agency or branch of a foreign entity located in the U.S.;

6. Any non-discretionary account or similar account (other than estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

7. Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investment in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501[a]) who are not natural persons, estates or trusts.

8. Any employee benefit plan established and administered in accordance with the law of a county other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

9. Any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if :

                           the agency or branch operates for valid business reasons: and the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

10. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United States, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

                            WHO MAY RECEIVE AN OFFER
                             -Suitability Standards-

The Company has adopted as a general policy, a suitability standard that each investor must: (i) be an accredited investor as defined in Rule 501 of Regulation D under the Act (an "Accredited Investor"), or (ii) alone or together with his purchaser representative, have the ability to evaluate the merits and risks of an investment in the Company based upon their knowledge and experience in financial and business matters. An Offeree is an Accredited investor if:

     (i) in the case of a natural person, he or she has an individual gross income in excess of $200,000 in each of the two most recent years and he or she reasonably expects an income in excess of $200,000 in the current year; or

     (ii) in the case of a natural person, he or she has an individual net worth, or a joint net worth with his or her spouse, at the time of his purchase, in excess of $1,000,000 (net worth for these purposes and (iii) below includes home, home furnishings and automobiles); or

     (iii) he or she otherwise satisfies to the Company that he or she is an accredited investor, as defined in Rule 501 under the 1933 Act.

     Other Accredited investors include the following: certain institutional investors, including certain banks, whether acting in their individual or fiduciary capacities, certain insurance companies, federally registered investment companies, business development companies (as defined under the Investment Company Act of 1940), Small Business Investment Companies licensed by the Small Business Administration, certain employee benefit plans, private business development companies (as defined in the Investment Advisor's Act of 1940), tax exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code) with total assets in excess of $5,000,000, certain entities in which all the equity owners are Accredited Investors, and certain Affiliates of the Company.

     The Company may require that each person who is not an Accredited Investor establish their ability, alone or together with his or her purchaser representative(s), to evaluate the merits and risks of an investment in the Company based upon his or their knowledge and experience in financial and business matters.

     A purchaser representative selected by an investor must have sufficient knowledge and experience in financial and business matters to enable him or her, either alone or together with other purchaser representatives or the prospective investor, to evaluate the merits and risks of an investment in the Company. Each purchaser representative will have to satisfy the Company with regard to such qualifications. In addition, a purchaser representative must make written disclosure to the prospective investor whom he or she intends to represent, prior to the prospective investor's subscription for any Shares, of the relationship, if any (past, present or contemplated), of the purchaser representative to the Company or its Affiliates, including the amount of any compensation paid or to be paid by the Company to such purchaser representative as a result of such relationship.

     The Company has not adopted any minimum net worth or income criteria but reserves the right to make an individual evaluation of the suitability of each investor and to have the investor complete a confidential offeree questionnaire. Satisfaction of the Company's suitability standards by a prospective Offeree does not represent a determination by the Company that the Company is a suitable investment for such person. Each Offeree must consult their own professional advisors in order to ascertain the suitability of the investment. The Company may make or cause to be made such further inquiry and obtain such additional information as it deems appropriate with regard to the suitability of prospective Offerees. The Company may reject subscriptions, in whole or in part, in its sole judgment.

     CERTAIN STATES OR OTHER JURISDICTIONS MAY IMPOSE ADDITIONAL SUITABILITY QUALIFICATIONS FOR INVESTORS WHICH MAY HAVE THE EFFECT OF REQUIRING POTENTIAL INVESTORS TO HAVE A NET WORTH AND/OR ANNUAL INCOME IN EXCESS OF THE MINIMUM REQUIREMENTS SET FORTH HEREIN. IF SUCH OFFERS AND SALES ARE MADE IN SUCH STATES, INVESTORS FROM SUCH STATES OR OTHER JURISDICTIONS, AS THE CASE MAY BE WILL BE REQUIRED TO MEET SUCH QUALIFICATIONS IN ORDER TO PARTICIPATE IN THIS OFFERING.